UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2011

SAVVIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29375	43-1809960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Savvis Parkway, Town & Country, Missouri 63017

(Address of Principal Executive Offices)

(Zip Code)

(314) 628-7000

Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This Form 8-K is being filed pursuant to a Memorandum of Understanding (“MOU”) regarding the settlement of certain litigation (the “Actions”) relating to the Agreement and Plan of Merger, dated as of April 26, 2011, among SAVVIS, Inc., a Delaware corporation (“Savvis”), CenturyLink, Inc., a Louisiana corporation (“CenturyLink”), and Mimi Acquisition Company, a Delaware corporation and a wholly owned subsidiary of CenturyLink (“Merger Sub”), pursuant to which, subject to the terms and conditions thereof, Merger Sub will merge with and into Savvis (the “Merger”). The Actions are described on pages 53-54 of the proxy statement/prospectus, dated June 10, 2011, that forms part of the registration statement on Form S-4 filed by CenturyLink with the Securities and Exchange Commission (the “SEC”) in connection with the Merger, and that also was filed by Savvis with the SEC on Schedule 14A in connection with the Merger (the “Proxy Statement/Prospectus”).

Pursuant to the terms of the MOU, the parties expect to execute a stipulation of settlement, which will be subject to approval by the St. Louis County, Missouri Circuit Court (the “Court”) following notice to Savvis’ shareholders. There can be no assurance that the settlement will be finalized or that the Court will approve the settlement. The settlement terms provide that all of the Actions will be dismissed with prejudice as to all defendants. Further, without agreeing that any of the claims in the Actions have merit or that any supplemental disclosure was required under any applicable statute, rule, regulation or law, Savvis agreed pursuant to the settlement terms to make additional disclosures concerning the Merger as set forth below.

SUPPLEMENTAL DISCLOSURE

In connection with the settlement of the Actions, Savvis agreed to make the following supplemental disclosures to the Proxy Statement/Prospectus. This supplemental information should be read in conjunction with the Proxy Statement/Prospectus, which should be read in its entirety. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement/Prospectus.

(1)	The section of the Proxy Statement/Prospectus entitled “Background of the Merger” is hereby supplemented as follows:

(A)	The following is hereby inserted immediately following the first sentence of the fourth paragraph of such section:

Barclays Capital reviewed the colocation, managed services, cloud computing and software-as-a-service components of the addressable market and Savvis’ position with respect to each component. In the assessment, it was noted that the colocation business was dominated by competitors with significant access to capital and that each of the addressable markets was capital intensive. Barclays Capital then provided a summary of recent investment research commentary regarding Savvis, as well as preliminary valuation analysis based on comparable transactions, comparable trading, sum of the parts, discounted cash flow, leveraged buy-out valuation and last twelve months trading basis. Finally, Barclays Capital presented a number of broad strategic alternatives for Savvis to consider including the management plan, acquiring managed services or colocation businesses, monetizing the network or colocation businesses, and a sale of the company.

(B)	The following is hereby inserted immediately following the first sentence of the ninth paragraph of such section:

Under the terms of the equity issuance as proposed by Company A, Company A would (i) acquire $200 million worth of Savvis’ common stock with the price per share equal to the volume weighted average price of Savvis’ common stock for the five days prior to the equity issuance, which, on the date that the indicative term sheet was provided to Savvis, would have resulted in a price of $27.39 per share, (ii) obtain proportional representation on Savvis’ board, (iii) have registration and preemptive rights and (iv) be subject to certain standstill restrictions.

(C)	The following is hereby inserted immediately following the last sentence of the ninth paragraph of such section:

The Savvis board of directors requested that Mr. Ousley approach several large investment banking firms and boutique financial advisory firms to evaluate the value that would be delivered by a proposed transaction with Company A and to keep the Savvis board of directors aware of the results of those discussions. In Mr. Ousley’s discussions with several large investment banking firms and boutique financial advisory firms, the firms noted that a substantial equity issuance to a single purchaser and existing top equity holder in Savvis could limit stock price appreciation and result in substantial stock price volatility due to a lack of publicly available shares, and that the creation of a large block of equity could also be negatively viewed by potentially interested buyers as an impediment to completing an acquisition. The firms also expressed concerns that the indicative terms offered by Company A did not reflect sufficient value for the contemplated equity issuance. None of these firms were retained to provide valuation work for Savvis.

(D)	The following is hereby inserted immediately following the last sentence of the twenty-fourth paragraph of such section:

In addition to Morgan Stanley, Barclays Capital, Evercore Partners, Bank of America, Foros Group, GCA Savvian and Goldman Sachs were considered.

(E)	The following is hereby inserted as a new paragraph immediately following the twenty-ninth paragraph of such section:

On February 24, 2011, Mr. Ousley informed the board of directors that throughout the month of February, Savvis had met with seven large investment banking firms and boutique financial advisory firms. At these meetings, various strategic options were discussed, and Savvis evaluated whether a boutique financial advisor firm would be needed in addition to a large investment banking firm. Mr. Ousley then provided the board of directors with a comparative analysis of certain of these investment banking firms and recommended that Savvis retain Morgan Stanley as its financial advisor.

(F)	The following is hereby inserted as a new paragraph immediately following the forty-fourth paragraph of such section:

In late March, Morgan Stanley approached Company B and asked whether Company B wanted to move forward with a potential transaction with Savvis and conduct additional due diligence on Savvis’ business. At this time, Morgan Stanley indicated that other potential buyers were in discussions with Savvis regarding a potential transaction. Company B did not respond to Morgan Stanley’s inquiry regarding Company B’s desire to move forward with a potential transaction and conduct additional due diligence.

(G)	The following is hereby inserted immediately following the last sentence of the fifty-second paragraph of such section:

Subsequent to Company I’s indication that it was not interested in pursuing a transaction with Savvis, Morgan Stanley reached out to Company I to confirm that it remained uninterested in pursuing a transaction. Company I confirmed that it remained uninterested in pursuing a transaction.

(2)	The section of the Proxy Statement/Prospectus entitled “Opinion of Morgan Stanley & Co. Incorporated” is hereby supplemented as follows:

(A)	The following disclosure supplements the discussion concerning the management case and research case in such section:

The following table summarizes management’s forecasts for stock-based compensation expense, and the unlevered free cash flow forecasts derived by Morgan Stanley from the management case, and approved by Savvis’ management, that Morgan Stanley used in its analysis:

	Calendar Year
	2011	2012	2013	2014	2015
	(in millions)
Assumed Stock-Based Compensation Expense	$31	$36	$41	$44	$47
Assumed ULFCF	$48	$150	$207	$235	$285

The following table summarizes certain forecasts from the research case Morgan Stanley used in its analysis:

	Calendar Year
	2011	2012	2013	2014	2015
	(in millions)
Assumed Stock-Based Compensation Expense	$26	$27	$32	$35	$37
Assumed ULFCF	$53	$122	$169	$203	$255

(B)	The first sentence of the first paragraph of the section entitled “Equity Research Analysts’ Future Price Targets” is hereby amended and restated to read as follows:

Morgan Stanley reviewed and analyzed future public market trading price targets for Savvis common stock prepared and published by eleven equity research analysts following February 8, 2011 and prior to April 25, 2011.

(C)	The second paragraph of the section entitled “Equity Research Analysts’ Future Price Targets” is hereby amended and restated to read as follows:

Morgan Stanley noted that the research price targets have risen over the past six months as strategic acquisition activity in the sector has accelerated. Therefore, Morgan Stanley also reviewed and analyzed those future public market trading price targets for Savvis common stock prepared and published by ten equity research analysts prior to the announcement of the acquisition of Terremark Worldwide, Inc. by Verizon Communications Inc. on January 27, 2011. The range of these undiscounted analyst price targets for Savvis common stock prior to January 27, 2011 was $25.00 to $35.00 per share and Morgan Stanley noted that the median undiscounted analyst price target prior to January 27, 2011 was $30.00 per share. The median discounted analysts price target for Savvis common stock prior to January 27, 2011 discounted at 11% to reflect Savvis’ estimated cost of equity capital was $27.03 per share. Morgan Stanley applied the 11% discount rate to reflect Savvis’ estimated cost of equity capital based on its experience, judgment and expertise.

(D)	The table in the section entitled “Public Trading Comparables Analysis” and the preceding sentence introducing such table are hereby amended and restated to read as follows:

The following table summarizes the relevant metrics for each of the comparable companies and financial multiples Morgan Stanley utilized in its analysis as of April 25, 2011:

$MM (except share price or otherwise indicated)

	Share Price	Equity Value	Agg. Value	Agg. Value / EBITDA 2011E
Rackspace	$44.75	$6,036	$6,078	18.1x
Equinix	93.64	4,476	6,035	9.0x
Internap	7.15	380	358	7.9x
Savvis	$37.08	$2,300	$2,967	10.4x

(E)	The following disclosure supplements the discussion concerning the range of EBITDA multiples in the section entitled “Discounted Equity Value Analysis”:

For purposes of this analysis, Morgan Stanley selected the range of EBITDA multiples (7.0x-10.4x) with 7.0x representing Savvis’ average 2010 EBITDA multiple and 10.4x representing Savvis’ EBITDA multiple on April 25, 2011 (the last full trading day prior to the date of the meeting of the Savvis board of directors to consider and approve the execution of the merger agreement).

(F)	The second paragraph of the section entitled “Discounted Equity Value Analysis” is hereby amended and restated to read as follows:

Morgan Stanley also calculated ranges of implied equity values per share for CenturyLink, based on discounted equity values that were based on estimated leveraged free cash flow, which we sometimes refer to as LFCF, and EBITDA for calendar years 2012, 2013 and 2014 utilizing wall street analyst estimates from FactSet. In arriving at the estimated equity values per share of CenturyLink’s common stock, Morgan Stanley applied a 9.3x multiple to CenturyLink’s estimated leveraged free cash flow for calendar years 2012, 2013 and 2014 and a 5.6x EBITDA multiple to CenturyLink’s estimated EBITDA for calendar years 2012, 2013 and 2014. Morgan Stanley utilized the 9.3x and 5.6x multiples as they respectively represented CenturyLink’s leveraged free cash flow and EBITDA multiples on April 25, 2011 (the last full trading day prior to the date of the meeting of the Savvis board of directors to consider and approve the execution of the merger agreement). Morgan Stanley then added the projected value of the projected dividends paid on CenturyLink’s common stock over the periods and calculated the present value of these resulting numbers utilizing a 10% cost of capital.

(G)	The table in the section entitled “Analysis of Precedent Transactions” concerning the Aggregate Value to 2011 Estimated Adjusted EBITDA and the preceding sentence introducing such table are hereby amended and restated to read as follows:

The following table summarizes the financial metrics and the Aggregate Value to 2011 Estimated Adjusted EBITDA multiples for the three most recently announced transactions Morgan Stanley selected in calculating the comparable company multiple range:

$MM (except share price or otherwise indicated)

	Hosted Solutions	Terremark	NaviSite
Aggregate Value to 2011 Estimated Adjusted EBITDA	10.7x	15.2x	8.9x
2011E EBITDA	$290	$290	$290
Aggregate Value	$3,091	$4,420	$2,568
Implied Value per Share of Savvis	$39.08	$60.51	$30.64

(H)	The text in the section entitled “Discounted Cash Flow Analysis” is hereby amended and restated to read as follows:

Morgan Stanley performed a discounted cash flow analysis as of April 25, 2011 which is designed to imply a value of Savvis by calculating the present value of projected unlevered future free cash flows of Savvis. Morgan Stanley calculated ranges of implied equity values per share for Savvis, based on a discounted cash flow analysis utilizing publicly available estimates of unlevered free cash flow from the research case and estimates of unlevered free cash flow from the management case for the calendar years 2011 through 2015. For purposes of this analysis, Morgan Stanley assumed that Savvis’ stock-based compensation expense was a cash expense for the estimates of unlevered free cash flow from each of the research case and management case. In arriving at the estimated equity values per share of Savvis’ common stock, Morgan Stanley calculated a terminal value by applying terminal multiples ranging from 6.0x to 8.0x for fiscal year 2015 EBITDA from the research case and fiscal year 2015 Adjusted EBITDA from the management case. The range of terminal multiples were utilized by Morgan Stanley based on its experience, judgment and expertise. The unlevered free cash flows and the terminal value were then discounted to present values using a range of weighted average cost of capital from 9.0% to 10.0%, which reflected a range of Savvis’ estimated weighted average cost of capital. The weighted average cost of capital is a measure of the average expected return on all of a given company’s equity securities and debt based on their proportions in such company’s capital structure. The discounted cash flow analysis implied a range of $23.64 per share to $35.16 per share using the research case, and $29.49 per share to $42.85 per share using the management case. In both the research case and the management case, net operating loss carryforwards were valued separately and discounted at the midpoint of the weighted average cost of capital range. In performing this analysis, Morgan Stanley assumed a range of value of $43MM to $44MM for the net operating loss carryforwards in the research case and management case, respectively. Morgan Stanley noted that the assumed value of the consideration to be received by holders of shares of Savvis common stock pursuant to the merger agreement was $40.00 per share.

(I)	The text in the section entitled “Leveraged Buyout Analysis” is hereby amended and restated to read as follows:

Morgan Stanley performed an illustrative leveraged buyout analysis to estimate the theoretical prices at which a financial sponsor might effect a leveraged buyout of Savvis. For purposes of this analysis, Morgan Stanley assumed that a financial buyer would attempt to realize a return on its investment in fiscal year 2015, with a valuation of Savvis realized by the financial sponsor in such subsequent exit transaction based on an 6.0x to 8.0x aggregate value to fiscal year 2015 EBITDA multiple for the research case and fiscal year 2015 Adjusted EBITDA multiple for the management case, which ranges were utilized by Morgan Stanley based on its experience, judgment and expertise. Morgan Stanley utilized EBITDA projections from the research case and Adjusted EBITDA projections from the management case in performing its analysis. For purposes of this analysis, Morgan Stanley assumed an illustrative multiple of debt to last-twelve-months EBITDA or Adjusted EBITDA at the transaction date of 6.0x to reflect the estimated cost of debt in a leveraged buyout. For purposes of this analysis, Morgan Stanley assumed that the illustrative multiple of debt of 6.0x was comprised of 4.0x of bank facilities with a LIBOR + 3.50% (subject to a 1.25% LIBOR floor) interest rate and 2.0x of notes with a 7% interest rate. Morgan Stanley then derived a range of theoretical purchase prices based on an assumed required internal rate of return for a financial buyer of between 17.5% and 22.5%. The range of the assumed required internal rate of return for a financial buyer were utilized by Morgan Stanley based on its experience, judgment and expertise. This analysis implied a value range of $22.56 per share to $31.76 per share using the research case and $26.08 per share to $37.22 per share using the management case. Morgan Stanley noted that the assumed value of the consideration to be received by holders of shares of Savvis common stock pursuant to the merger agreement was $40.00 per share.

(3)	The section of the Proxy Statement/Prospectus entitled “Certain Forecasts Prepared by the Management of Savvis” is hereby supplemented as follows:

(A)	The following is hereby inserted immediately following the first sentence of the second paragraph of such section:

On February 25, 2011, Savvis sent financial projections for the years 2011 through 2013 to Morgan Stanley. On April 15, 2011, Savvis provided Morgan Stanley with an update of these financial projections that, among other things, extended the financial projections through 2015.

Additional Information and Where to Find It

In connection with the proposed transaction between CenturyLink and Savvis, CenturyLink has filed, and the SEC has declared effective, a registration statement on Form S-4. The registration statement includes a prospectus of CenturyLink that also constitutes a proxy statement of Savvis. Savvis began mailing the definitive Proxy Statement/Prospectus to its stockholders on June 10, 2011. The definitive Proxy Statement/Prospectus contains important information about CenturyLink, Savvis, the proposed Merger and related matters. Investors and security holders are urged to read carefully the definitive Proxy Statement/Prospectus because it contains important information. Investors and security holders may obtain free copies of the definitive Proxy Statement/Prospectus and all other documents filed with the SEC by CenturyLink and Savvis through the website maintained by the SEC at www.sec.gov. Investors and security holders will be able to obtain free copies of the documents filed with the SEC by CenturyLink on CenturyLink’s website at www.CenturyLink.com or by contacting CenturyLink Investor Relations at (318) 340-5627. Investors and security holders will be able to obtain free copies of the documents filed with the SEC by Savvis on Savvis’ website at www.savvis.com or by contacting Savvis Investor Relations at (314) 628-7433.

Participants in the Solicitation of Proxies

CenturyLink and Savvis and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Savvis in respect of the proposed Merger. Information regarding CenturyLink’s directors and executive officers is available in its proxy statement filed with the SEC by CenturyLink on April 6, 2011, and information regarding Savvis’ directors and executive officers is available in its proxy statement filed with the SEC by Savvis on

April 1, 2011. Other information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Savvis stockholders in connection with the proposed Merger is set forth in the definitive Proxy Statement/Prospectus described above. You can obtain copies of these documents free of charge using the contact information above. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Note on Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the expected closing of the proposed Merger and the anticipated settlement of the Actions. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, the expected timing of completion of the proposed Merger, the ability of the parties to settle the Actions, and such other risks as identified in Savvis’ Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the SEC on March 4, 2011, which contains and identifies important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Savvis assumes no obligation to update any forward-looking statement contained in this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

SAVVIS, INC.

By:	/s/ Peter J. Bazil
Peter J. Bazil Vice President, General Counsel and Secretary

Date: July 6, 2011